UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

CyberSource Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26477	77-0472961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1295 Charleston Road, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 965-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Item 8.01. Other Events.

On June 17, 2007, an Agreement and Plan of Reorganization (the “Merger Agreement”) was entered into by and among CyberSource Corporation, a Delaware corporation (“CyberSource”), Congress Acquisition-Sub, Inc., a Delaware corporation and wholly owned subsidiary of CyberSource (“Merger Sub Corp.”), Congress Acquisition Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of CyberSource (“Merger Sub LLC”), and Authorize.Net Holdings, Inc., a Delaware corporation (“Authorize.Net”). Pursuant to the Merger Agreement, Merger Sub Corp. shall be merged with and into Authorize.Net (the “Company Merger”), which shall be the surviving corporation (the “Company Surviving Corporation”) in the Company Merger, and the separate existence of Merger Sub Corp. shall thereupon cease. Next, the Company Surviving Corporation shall be merged with and into Merger Sub LLC (the “LLC Merger,” together with the Company Merger, the “Mergers”), which shall be the surviving limited liability company in the LLC Merger (the “Surviving LLC”) and the separate existence of Company Surviving Corporation shall thereupon cease.

Under the terms of the Merger Agreement, each issued and outstanding share of common stock of Authorize.Net shall be converted into the right to receive (i) 1.1611 shares of CyberSource common stock; (ii) a pro rata share of approximately $125 million in the form of a cash payment; and (iii) cash in lieu of fractional shares.

On June 18, 2007, CyberSource and Authorize.Net issued a press release announcing the execution of the Merger Agreement.

On June 18, 2007, the officers of CyberSource and Authorize.Net engaged in a conference call for financial analysts and investors regarding the Mergers.

On June 18, 2007, CyberSource disseminated an e-mail to its employees discussing the Mergers. In addition, on June 18, 2007, officers of CyberSource and Authorize.Net made a presentation regarding the Mergers to the employees of each of CyberSource and Authorize.Net.

CyberSource also disseminated an e-mail to merchants and partners discussing the Mergers on June 18, 2007.

The foregoing description of the press release, conference call script, e-mail to employees, presentation to employees and e-mail to merchants and partners does not purport to be complete and is qualified in its entirety by reference to the press release, conference call transcript, e-mail to employees, presentation to employees and e-mail to merchants and partners attached as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 respectively, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the

Securities Exchange Act of 1934, as amended. These forward-looking statements involve important factors that could cause actual results to differ materially from those in the forward-looking statements. Such important factors involve risks and uncertainties including, but not limited to, unanticipated delays and difficulties in obtaining regulatory approvals and stockholder approvals, unanticipated delays and difficulties in satisfying the closing conditions to the Mergers, and other risks that are described from time to time in CyberSource Corporation’s Securities and Exchange Commission reports, including, but not limited to, CyberSource Corporation’s Annual Report on Form 10-K filed with the SEC on March 13, 2007. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, CyberSource Corporation’s results could differ materially from CyberSource Corporation’s expectations in these statements. CyberSource Corporation assumes no obligation and does not intend to update these forward-looking statements.

Additional Information and Where to Find It

CyberSource Corporation and Authorize.Net Holdings, Inc. will file a joint proxy statement/prospectus with the SEC in connection with the proposed Mergers. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding CyberSource Corporation, Authorize.Net Holdings, Inc., the proposed Mergers, the persons soliciting proxies in connection with the proposed Mergers on behalf of CyberSource Corporation and Authorize.Net Holdings, Inc. and the interests of those persons in the proposed Mergers and related matters. CyberSource Corporation and Authorize.Net Holdings, Inc. intend to mail the joint proxy statement/prospectus to their respective stockholders once such joint proxy statement/prospectus is declared effective by the SEC. Investors and security holders will be able to obtain a copy of the joint proxy statement/prospectus and other documents filed by CyberSource Corporation and Authorize.net with the SEC free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by CyberSource Corporation are available free of charge by contacting CyberSource Corporation, Investor Relations, 1295 Charleston Road, Mountain View, California 94043, (650) 965-6000, and documents filed with the SEC by Authorize.Net Holdings, Inc. are available free of charge by contacting Authorize.Net Holdings, Inc., Investor Relations, 293 Boston Post Road West, Suite 220, Marlborough, Massachusetts 01752, (508) 229-3200.

Participants in Solicitation

CyberSource Corporation and Authorize.Net Holdings, Inc., and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of CyberSource Corporation and Authorize.Net Holdings, Inc. in connection with the proposed Mergers and related items. Information regarding the directors and executive officers of Authorize.Net Holdings, Inc. is set forth in the proxy statement filed with the SEC on April 29, 2007, for Authorize.Net Holdings, Inc.’s Special Meeting in Lieu of 2007 Annual Meeting of Stockholders to be held June 29, 2007. Information regarding the directors and executive officers of CyberSource Corporation is set forth in CyberSource Corporation’s proxy statement for CyberSource Corporation’s 2007 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, disseminated on June 18, 2007, announcing the execution of the Agreement and Plan of Reorganization pursuant to which the Registrant has agreed to acquire Authorize.Net Holdings, Inc.

99.2	Script of the Conference Call held by CyberSource Corporation on June 18, 2007.

99.3	E-mail to Employees regarding the Mergers, disseminated on June 18, 2007.

99.4	Presentation to Employees, delivered on June 18, 2007.

99.5	E-mail to Merchants and Partners, disseminated on June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyberSource Corporation (Registrant)

Date: June 18, 2007	/s/ Steven D. Pellizzer
(Signature)

Steven D. Pellizzer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, disseminated on June 18, 2007, announcing the execution of the Agreement and Plan of Reorganization pursuant to which the Registrant has agreed to acquire Authorize.Net Holdings, Inc.

99.2	Script of the Conference Call held by CyberSource Corporation on June 18, 2007.

99.3	E-mail to Employees regarding the Mergers, disseminated on June 18, 2007.

99.4	Presentation to Employees, delivered on June 18, 2007.

99.5	E-mail to Merchants and Partners, disseminated on June 18, 2007.